SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) February 3, 2003
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On February 3, 2003, General Motors Corporation (GM) issued a news release announcing January sales. The release is as follows:

GM Reports January Sales of 293,086, Down 2 Percent
Cadillac Continues Resurgence With 23 Percent Increase
GM Announces January Production Results, Q1 Production Forecast Unchanged

Detroit - General Motors Corp. dealers sold 293,086 new cars and trucks in January in the United States, a 2 percent decrease versus January 2002. GM's overall car sales (144,475) were up 24 percent, while truck sales (148,611) declined 19 percent.

"Considering GM's very strong performance in December, our January results were in line with our expectations," said John Smith, group vice president of North America Vehicle Sales, Service and Marketing. "However, with our industry leading lineup of trucks, a revitalized Cadillac division, and exciting new products coming into showrooms this year, we're confident that we will continue the market leadership we've established in key segments of the business."

GM Truck Sales
--------------
GM truck sales (148,611) declined 19 percent in January, due in part to record December sales and some constrained inventories. Total January utility vehicle sales for GM (67,496) decreased 15 percent from last year. GM's midsize utility sales for the month were 35,174, a decrease of 8 percent, and full-size utility sales (25,844) declined 27 percent.

GM Car Sales
------------
GM car sales (144,475) were up 24 percent over last January. Cadillac, Pontiac and Saturn cars posted solid retail gains over last January of 43 percent, 10 percent and 21 percent respectively. GM's low partition cars posted a 17 percent gain over last year on the strength of Chevrolet Cavalier (16,992), Pontiac Vibe (5,070) and the new Saturn ION (5,386). Other GM cars which had solid sales in January include the Saab 9-3 (up 73 percent), Saab 9-5 (up 42 percent), and the Chevrolet Impala (up 31 percent).

Certified Used Vehicles
-----------------------
GM's industry-leading certified car program sold approximately 37,875 total certified used vehicles in January, including the Cadillac, Saturn and Saab certified brands. The GM Certified Used Vehicle brand alone posted another solid month, selling 32,117 units. "Thanks to the efforts of GM dealers, GMAC and the entire VSSM organization, GM became the industry leader in certified used vehicles in 2002," said Smith. "We fully expect to build on that success and continue to grow the certified used business in 2003."

GM Announces January Production Results, Q1 2003 Production Forecast
--------------------------------------------------------------------
Unchanged
---------

In January, GM produced 484,000 vehicles (216,000 cars and 268,000 trucks) in North America, compared to 409,000 vehicles (179,000 cars and 230,000 trucks) produced in January 2002. (Production totals include joint venture production of 15,000 vehicles in January 2003 and 5,000 vehicles in January 2002.)

In addition, GM's 2003 first-quarter production forecast for North America remains unchanged at 1.43 million units (584,000 cars and 846,000 trucks). In the first quarter of 2002, GM North America produced 1.353 million vehicles (600,000 cars, 753,000 trucks).

GM also announced current production forecasts for the first quarter of 2003 for its international regions:


GM Europe - The region's current first-quarter production forecast is 496,000 units, up 6,000 vehicles from last month's forecast.

GM Asia Pacific - GM Asia Pacific's current first-quarter forecast remains unchanged at 72,000 vehicles.

GM Latin America, Africa and the Middle East - The region's current first-quarter production forecast is 127,000 units, down 11,000 units from last month's guidance.


                                       ###


Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page 11-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
--------------------------------------------------------------------------------
                                                         Calendar Year-to-Date
                                     January              January - January
                       ---------------------------------------------------------
      Curr S/D:   25                         % Chg                        % Chg
      Prev S/D:   25    2003       2002     per S/D    2003     2002     per S/D
--------------------------------------------------------------------------------
Vehicle Total         293,086    299,634     -2.2    293,086   299,634     -2.2
--------------------------------------------------------------------------------
Car Total             144,475    116,633     23.9    144,475   116,633     23.9
--------------------------------------------------------------------------------
Truck Total           148,611    183,001    -18.8    148,611   183,001    -18.8
--------------------------------------------------------------------------------
Light Truck Total     146,562    180,706    -18.9    146,562   180,706    -18.9
--------------------------------------------------------------------------------
Light Vehicle Total   291,037    297,339     -2.1    291,037   297,339     -2.1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                Market Division
                Vehicle Total
                                                         Calendar Year-to-Date
                                     January              January - January
                       ---------------------------------------------------------
                                             % Chg                        % Chg
                        2003       2002     per S/D    2003     2002     per S/D
--------------------------------------------------------------------------------
Buick                  29,692     19,335     53.6     29,692    19,335     53.6
Cadillac               14,054     11,442     22.8     14,054    11,442     22.8
Chevrolet             149,257    181,148    -17.6    149,257   181,148    -17.6
GMC                    28,207     35,040    -19.5     28,207    35,040    -19.5
HUMMER                  2,857         52    ***.*      2,857        52    ***.*
Oldsmobile              9,058     11,058    -18.1      9,058    11,058    -18.1
Other - Isuzu             756        774     -2.3        756       774     -2.3
Pontiac                35,636     25,212     41.3     35,636    25,212     41.3
Saab                    2,551      1,575     62.0      2,551     1,575     62.0
Saturn                 21,018     13,998     50.2     21,018    13,998     50.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
--------------------------------------------------------------------------------
Car                   141,922    115,003     23.4    141,922   115,003     23.4
--------------------------------------------------------------------------------
Light Truck           146,562    180,706    -18.9    146,562   180,706    -18.9
--------------------------------------------------------------------------------
Twenty-five selling days for the January period this year and twenty-five for last year.

*American Isuzu Motors, Inc. dealer sales of commercial vehicle distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.



                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2003
--------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                        (1)           January            January - January
                        --------------------------------------------------------
                                           % Chg                        % Chg
                           2003     2002  per S/D   2003     2002      per S/D
                        --------------------------------------------------------
      Selling Days (S/D)    25       25
--------------------------------------------------------------------------------

Century                   13,820    5,047  173.8   13,820    5,047      173.8
LeSabre                    6,941    7,390   -6.1    6,941    7,390       -6.1
Park Avenue                1,660    1,533    8.3    1,660    1,533        8.3
Regal                      1,298    1,479  -12.2    1,298    1,479      -12.2
Riviera                        0        0  ***.*        0        0      ***.*
           Buick Total    23,719   15,449   53.5   23,719   15,449       53.5
--------------------------------------------------------------0-----------------
Catera                         2       55  -96.4        2       55      -96.4
CTS                        2,816      224  ***.*    2,816      224      ***.*
DeVille                    5,940    5,759    3.1    5,940    5,759        3.1
Eldorado                      72      470  -84.7       72      470      -84.7
Seville                    2,387    1,581   51.0    2,387    1,581       51.0
          Cadillac Total  11,217    8,089   38.7   11,217    8,089       38.7
--------------------------------------------------------------------------------
Camaro                       211    2,052  -89.7      211    2,052      -89.7
Cavalier                  16,992   15,471    9.8   16,992   15,471        9.8
Corvette                   1,468    2,443  -39.9    1,468    2,443      -39.9
Impala                    16,735   12,724   31.5   16,735   12,724       31.5
Lumina                         0        1  ***.*        0        1      ***.*
Malibu                    11,234   10,879    3.3   11,234   10,879        3.3
Metro                          0        2  ***.*        0        2      ***.*
Monte Carlo                4,146    4,155   -0.2    4,146    4,155       -0.2
Prizm                         -1    1,881  ***.*       -1    1,881      ***.*
         Chevrolet Total  50,785   49,608    2.4   50,785   49,608        2.4
--------------------------------------------------------------------------------
Alero                      6,936    7,241   -4.2    6,936    7,241       -4.2
Aurora                       314      534  -41.2      314      534      -41.2
Cutlass                        0        0  ***.*        0        0      ***.*
Eighty Eight                   0        0  ***.*        0        0      ***.*
Intrigue                     128      928  -86.2      128      928      -86.2
         Oldsmobile Total  7,378    8,703  -15.2    7,378    8,703      -15.2
--------------------------------------------------------------------------------
Bonneville                 1,346    1,795  -25.0    1,346    1,795      -25.0
Firebird                     185    1,492  -87.6      185    1,492      -87.6
Grand Am                  12,029    9,230   30.3   12,029    9,230       30.3
Grand Prix                 9,889    4,697  110.5    9,889    4,697      110.5
Sunfire                    3,378    4,672  -27.7    3,378    4,672      -27.7
Vibe                       5,070       33  ***.*    5,070       33      ***.*
          Pontiac Total   31,897   21,919   45.5   31,897   21,919       45.5
--------------------------------------------------------------------------------
9-3                        1,779    1,030   72.7    1,779    1,030       72.7
9-5                          772      545   41.7      772      545       41.7
            Saab Total     2,551    1,575   62.0    2,551    1,575       62.0
--------------------------------------------------------------------------------
ION                        5,386        0  ***.*    5,386        0      ***.*
Saturn L Series            8,757    4,517   93.9    8,757    4,517       93.9
Saturn S Series            2,785    6,773  -58.9    2,785    6,773      -58.9
           Saturn Total   16,928   11,290   49.9   16,928   11,290       49.9
--------------------------------------------------------------------------------
             GM Total    144,475  116,633   23.9  144,475  116,633       23.9
--------------------------------------------------------------------------------
                            GM Car Deliveries by Production Source
--------------------------------------------------------------------------------
GM North America *       141,922  115,003   23.4  141,922  115,003      23.4
--------------------------------------------------------------------------------
GM Import                  2,553    1,630   56.6    2,553    1,630      56.6
--------------------------------------------------------------------------------
             GM Total    144,475  116,633   23.9  144,475  116,633      23.9
--------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico





                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2003
--------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                        (1)           January            January - January
                        --------------------------------------------------------
                                           % Chg                        % Chg
                           2003     2002  per S/D   2003     2002      per S/D
                        --------------------------------------------------------
      Selling Days (S/D)    25       25
--------------------------------------------------------------------------------

              GM Car Deliveries by Production Source and Marketing Division
--------------------------------------------------------------------------------
Buick Total               23,719   15,449   53.5   23,719   15,449      53.5
Cadillac Total            11,215    8,034   39.6   11,215    8,034      39.6
Chevrolet Total           50,785   49,608    2.4   50,785   49,608       2.4
Oldsmobile Total           7,378    8,703  -15.2    7,378    8,703     -15.2
Pontiac Total             31,897   21,919   45.5   31,897   21,919      45.5
Saturn Total              16,928   11,290   49.9   16,928   11,290      49.9
     GM North
       America Total*    141,922  115,003   23.4  141,922  115,003      23.4
--------------------------------------------------------------------------------
Cadillac Total                 2       55  -96.4        2       55     -96.4
Saab Total                 2,551    1,575   62.0    2,551    1,575      62.0
     GM Import Total       2,553    1,630   56.6    2,553    1,630      56.6
--------------------------------------------------------------------------------
                          GM Vehicle Deliveries by Marketing Division
--------------------------------------------------------------------------------
Buick Total               29,692   19,335   53.6   29,692   19,335      53.6
Cadillac Total            14,054   11,442   22.8   14,054   11,442      22.8
Chevrolet Total          149,257  181,148  -17.6  149,257  181,148     -17.6
GMC Total                 28,207   35,040  -19.5   28,207   35,040     -19.5
HUMMER Total               2,857       52  ***.*    2,857       52     ***.*
Oldsmobile Total           9,058   11,058  -18.1    9,058   11,058     -18.1
Other-Isuzu Total            756      774   -2.3      756      774      -2.3
Pontiac Total             35,636   25,212   41.3   35,636   25,212      41.3
Saab Total                 2,551    1,575   62.0    2,551    1,575      62.0
Saturn Total              21,018   13,998   50.2   21,018   13,998      50.2
     GM Total            293,086  299,634   -2.2  293,086  299,634      -2.2
--------------------------------------------------------------------------------
* Includes US/Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2003
--------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                          (1)         January            January - January
                          ------------------------------------------------------
                                           % Chg                       % Chg
                           2003     2002  per S/D    2003    2002     per S/D
--------------------------------------------------------------------------------
      Selling Days (S/D)    25       25
--------------------------------------------------------------------------------
Rendezvous                 5,973    3,886   53.7    5,973    3,886      53.7
        Total Buick        5,973    3,886   53.7    5,973    3,886      53.7
--------------------------------------------------------------------------------
Escalade                   1,796    2,638  -31.9    1,796    2,638     -31.9
Escalade ESV                 380        0  ***.*      380        0     ***.*
Escalade EXT                 661      715   -7.6      661      715      -7.6
      Total Cadillac       2,837    3,353  -15.4    2,837    3,353     -15.4
--------------------------------------------------------------------------------
Astro                      2,040    2,814  -27.5    2,040    2,814     -27.5
C/K Suburban(Chevy)        6,110    9,590  -36.3    6,110    9,590     -36.3
Chevy C/T Series              97      418  -76.8       97      418     -76.8
Chevy P Models & Mtr Hms       0        0  ***.*        0        0     ***.*
Chevy W Series               131      190  -31.1      131      190     -31.1
Express Cutaway/G Cut        942    1,149  -18.0      942    1,149     -18.0
Express Panel/G Van        3,457    4,046  -14.6    3,457    4,046     -14.6
Express/G Sportvan           819      487   68.2      819      487      68.2
Kodiak 4/5 Series            335        0  ***.*      335        0     ***.*
Kodiak 6/7/8 Series          105        0  ***.*      105        0     ***.*
S/T Blazer                 3,900    7,729  -49.5    3,900    7,729     -49.5
S/T Pickup                 9,823    9,387    4.6    9,823    9,387       4.6
Tahoe                      8,598   13,974  -38.5    8,598   13,974     -38.5
Tracker                    2,388    2,999  -20.4    2,388    2,999     -20.4
TrailBlazer               15,663   17,411  -10.0   15,663   17,411     -10.0
Venture                    4,447    3,528   26.0    4,447    3,528      26.0

.................................................................................
     Avalanche             3,529    6,634  -46.8    3,529    6,634     -46.8
     Silverado-C/K
       Pickup             36,088   51,184  -29.5   36,088   51,184     -29.5
Chevrolet Fullsize
   Pickups                39,617   57,818  -31.5   39,617   57,818     -31.5
.................................................................................
      Chevrolet Total     98,472  131,540  -25.1   98,472  131,540     -25.1
--------------------------------------------------------------------------------
C/K Suburban(GMC)              0        0  ***.*        0        0     ***.*
Envoy                      6,985    6,008   16.3    6,985    6,008      16.3
GMC C/T Series               159      693  -77.1      159      693     -77.1
GMC W Series                 221      220    0.5      221      220       0.5
P Models & Mtr Hms(GMC)        0        0  ***.*        0        0     ***.*
S/T Jimmy                      7      231  -97.0        7      231     -97.0
Safari (GMC)                 833      780    6.8      833      780       6.8
Savana Panel/G Classic       961    1,270  -24.3      961    1,270     -24.3
Savana Special/G Cut         432      378   14.3      432      378      14.3
Savana/Rally                 132      112   17.9      132      112      17.9
Sierra                     9,947   13,610  -26.9    9,947   13,610     -26.9
Sonoma                     2,182    2,499  -12.7    2,182    2,499     -12.7
Topkick 4/5 Series           138        0  ***.*      138        0     ***.*
Topkick 6/7/8 Series         107        0  ***.*      107        0     ***.*
Yukon                      3,555    5,292  -32.8    3,555    5,292     -32.8
Yukon XL                   2,548    3,947  -35.4    2,548    3,947     -35.4
         GMC Total        28,207   35,040  -19.5   28,207   35,040     -19.5
--------------------------------------------------------------------------------
HUMMER H1                     47       52   -9.6       47       52      -9.6
HUMMER H2                  2,810        0  ***.*    2,810        0     ***.*
       HUMMER Total        2,857       52  ***.*    2,857       52     ***.*
--------------------------------------------------------------------------------
Bravada                      716    1,354  -47.1      716    1,354     -47.1
Silhouette                   964    1,001   -3.7      964    1,001      -3.7
     Oldsmobile Total      1,680    2,355  -28.7    1,680    2,355     -28.7
--------------------------------------------------------------------------------
Other-Isuzu F Series         102      124  -17.7      102      124     -17.7
Other-Isuzu N Series         654      650    0.6      654      650       0.6
     Other-Isuzu Total       756      774   -2.3      756      774      -2.3
--------------------------------------------------------------------------------
Aztek                      1,930    1,521   26.9    1,930    1,521      26.9
Montana                    1,809    1,772    2.1    1,809    1,772       2.1
       Pontiac Total       3,739    3,293   13.5    3,739    3,293      13.5
--------------------------------------------------------------------------------
VUE                        4,090    2,708   51.0    4,090    2,708      51.0
       Saturn Total        4,090    2,708   51.0    4,090    2,708      51.0
--------------------------------------------------------------------------------
         GM Total        148,611  183,001  -18.8  148,611  183,001     -18.8
--------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
--------------------------------------------------------------------------------
GM North America *       147,747  182,144  -18.9  147,747  182,144     -18.9
--------------------------------------------------------------------------------
GM Import                    864      857    0.8      864      857       0.8
--------------------------------------------------------------------------------
         GM Total        148,611  183,001  -18.8  148,611  183,001     -18.8
--------------------------------------------------------------------------------
                    GM Light Duty Truck Deliveries by Production Source
--------------------------------------------------------------------------------
GM North America *       146,562  180,706  -18.9  146,562  180,706     -18.9
--------------------------------------------------------------------------------
GM Import                      0        0  ***.*        0        0     ***.*
--------------------------------------------------------------------------------
         GM Total        146,562  180,706  -18.9  146,562  180,706     -18.9
--------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2003
--------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                          (1)         January            January - January
                          ------------------------------------------------------
                                           % Chg                       % Chg
                           2003     2002  per S/D    2003    2002     per S/D
--------------------------------------------------------------------------------
      Selling Days (S/D)    25       25
--------------------------------------------------------------------------------
           GM TRUCK Deliveries by Production Source and Marketing Division
--------------------------------------------------------------------------------
Buick Total                5,973    3,886   53.7    5,973    3,886      53.7
Cadillac Total             2,837    3,353  -15.4    2,837    3,353     -15.4
Chevrolet Total           98,380  131,410  -25.1   98,380  131,410     -25.1
GMC Total                 28,042   34,881  -19.6   28,042   34,881     -19.6
HUMMER Total               2,857       52  ***.*    2,857       52     ***.*
Oldsmobile Total           1,680    2,355  -28.7    1,680    2,355     -28.7
Other-Isuzu Total            149      206  -27.7      149      206     -27.7
Pontiac Total              3,739    3,293   13.5    3,739    3,293      13.5
Saturn Total               4,090    2,708   51.0    4,090    2,708      51.0
    GM North America
      Total*             147,747  182,144  -18.9  147,747  182,144     -18.9
--------------------------------------------------------------------------------
Chevrolet Total               92      130  -29.2       92      130     -29.2
GMC Total                    165      159    3.8      165      159       3.8
Other-Isuzu Total            607      568    6.9      607      568       6.9
    GM Import Total          864      857    0.8      864      857       0.8
--------------------------------------------------------------------------------
           GM Light Truck Deliveries by Production Source and Marketing Division
--------------------------------------------------------------------------------
Buick Total                5,973    3,886   53.7    5,973    3,886      53.7
Cadillac Total             2,837    3,353  -15.4    2,837    3,353     -15.4
Chevrolet Total           97,804  130,932  -25.3   97,804  130,932     -25.3
GMC Total                 27,582   34,127  -19.2   27,582   34,127     -19.2
HUMMER Total               2,857       52  ***.*    2,857       52     ***.*
Oldsmobile Total           1,680    2,355  -28.7    1,680    2,355     -28.7
Pontiac Total              3,739    3,293   13.5    3,739    3,293      13.5
Saturn Total               4,090    2,708   51.0    4,090    2,708      51.0
    GM North America
      Total*             146,562  180,706  -18.9  146,562  180,706     -18.9
--------------------------------------------------------------------------------


                        GM Light Truck Deliveries by Marketing Division
--------------------------------------------------------------------------------
Buick Total                5,973    3,886   53.7    5,973    3,886      53.7
Cadillac Total             2,837    3,353  -15.4    2,837    3,353     -15.4
Chevrolet Total           97,804  130,932  -25.3   97,804  130,932     -25.3
GMC Total                 27,582   34,127  -19.2   27,582   34,127     -19.2
HUMMER Total               2,857       52  ***.*    2,857       52     ***.*
Oldsmobile Total           1,680    2,355  -28.7    1,680    2,355     -28.7
Pontiac Total              3,739    3,293   13.5    3,739    3,293      13.5
Saturn Total               4,090    2,708   51.0    4,090    2,708      51.0
    GM Total             146,562  180,706  -18.9  146,562  180,706     -18.9
----------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 02/03/03

                         GMNA
                ---------------------                                Total       Memo:  JV*
  Units 000s    Car* Truck*   Total      GME**  GMLAAM    GMAP     Worldwide     Car    Truck
                --------------------- -------- --------  ------- --------------- -----  -----

2003 Q1         584    846      1,430      496   127       72          2,125       18      24
  O/(U) prior
forecast:@        0      0          0        6   (11)       0             (5)       0       0
------------------------------------- -------- --------  -------  --------------
                         GMNA
                ---------------------                                 Total       Memo:  JV*
  Units 000s    Car  Truck      Total     GM    GMLAAM    GMAP      Worldwide     Car    Truck
                --------------------- -------- --------  -------  --------------  -----  -----

     1998
1st Qtr.        673    702      1,375      424   146       36          1,981       20       6
2nd Qtr.        615    557      1,172      479   153       39          1,843       13       8
3rd Qtr.        592    410      1,002      440   137       37          1,616       14       0
4th Qtr.        819    691      1,510      522    89       36          2,157       21       9
              -----  -----      -----    -----   ---      ---          -----       --      --
      CY      2,699  2,360      5,059    1,864   525      148          7,596       68      23

     1999
1st Qtr.        781    725      1,506      524    93       38          2,161       20      15
2nd Qtr.        760    795      1,555      533   110       25          2,223       22      13
3rd Qtr.        660    699      1,359      427   112       47          1,945       19      11
4th Qtr.        759    694      1,453      530    97       47          2,127       21      17
              -----  -----      -----    -----   ---      ---          -----       --      --
      CY      2,960  2,913      5,873    2,014   412      157          8,456       82      56

     2000
1st Qtr.        746    775      1,521      572   118       40          2,251       24      13
2nd Qtr.        787    781      1,568      534   140       45          2,287       19      17
3rd Qtr.        689    630      1,319      374   151       53          1,897       16      18
4th Qtr.        670    694      1,364      513   135       47          2,059       18      17
              -----  -----      -----    -----   ---      ---          -----       --      --
      CY      2,892  2,880      5,772    1,993   544      185          8,494       77      65

     2001
1st Qtr.        581    633      1,214      538   138       51          1,941      918       9
2nd Qtr.        638    726      1,364      491   165       64          2,084       13      16
3rd Qtr.        573    665      1,238      373   146       74          1,832       11      15
4th Qtr.        573    721      1,294      441   127       67          1,929        9      16
              -----  -----      -----    -----   ---      ---          -----       --      --
      CY      2,365  2,745      5,110    1,842   575      256          7,786       46      61

     2002
1st Qtr.        600    753      1,353      456   131       65          2,005       12      11
2nd Qtr.        688    865      1,553      453   141       74          2,221       15      17
3rd Qtr.        567    740      1,307      408   132       87          1,934       19      20
4th Qtr.        601    824      1,425      453   157       81          2,116       18      24
              -----  -----      -----    -----   ---      ---          -----       --      --
      CY      2,456  3,182      5,638    1,770   561      307          8,276       64      72

     2003
1st Qtr. #      584    846      1,430      496   127       72          2,125       18      24
---------------------------------------------------------------------------------------------

  @   Numbers may vary due to rounding
  * JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck, CAMI units included in Canada Car and Truck figures.
 **   GME Production includes Saab back to 1999
  #    Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      February 3, 2003
      ----------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)